Exhibit 10.27

SUMMARY TRANSLATION OF LOAN AGREEMENT WITH CHINA CONTRUCTION BANK CO., LTD.

Contract No. 635101127007005
Type of loan:	Infrastructure Loan
Borrower (Party A):	Lijiang College of Guangxi Normal University
Address:	No.15 Yucai Rd., Guilin city 541004
Legal Representative:	Du Wentao

Lender (Party B):	China Construction Bank Co.,Ltd Guilin Branch Bank
Address:	No.24-1zhongshanzhong Rd., Guilin City 541001
Person in charge:	Cheng Chuangsheng

Key Terms of the Loan Agreement:

Borrower (Party A):	Lijiang College of Guangxi Normal University
Lender (Party B):	China Construction Bank Co.,Ltd Guilin Branch Bank

Article 1. Loan amount
Party A requested to borrow RMB 90million from Party B.

Article 2. Use of loan
The loan will be used for the construction of new Yanshan Campus.

Article 3. Loan period
The contract for the loan period is seven years, which is from March 30, 2007 to March 29, 2014.

Article 4. Loan rate, penalty rate and interest-bearing, interest settlement

i)	Loan rate

The loan rate shall be the annual floating rate to be determined based on the base lending rate plus 10%. The base lending rate will be changed every 12 month..

ii)	Penalty rate

a)	If the loan is not utilized for the stated purpose, the penalty interest shall be the prevailing interest rate plus 120%. The rate so determined shall only be changed every 12 months.

b)	If Party A is not able to meet repayment of the loan, the penalty rate shall be the prevailing interest rate plus 65%. The rate so determined shall only be changed every 12 months.

iii)	Interest Calculation

Interest shall be calculated on a monthly basis on the 20th of every month.

Article 6  Repayment

i)	Interest payment

Party A shall repay the interest only to be determined on a monthly basis.

ii)	Principal plan

Party A shall repay the principal amount based on the following schedule:
a). October 31, 2010, RMB10million,
b). October 31, 2011, RMB 20million,
c). October 31, 2012, RMB 25million,
d). October 31, 2013, RMB 30million,
e). October 31, 2014, RMB 5million,

iii)	Prepayment

Party A shall give 30 days’ advance notice when making any principal repayment. The amount of compensation shall be 0.001 times the repayment amount times the number of months the loan is to be repaid in advance.

Article 7  Loan guarantee

The loan is secured by a guarantee.